                                                                     Exhibit 4-A

COMMON STOCK                                                        COMMON STOCK

------------                                                        ------------
|          |                                                        |          |
|  NUMBER  |                                                        |  SHARES  |
| ZI       |                                                        |          |
------------                                                        ------------
INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS
                                       Z
                                   ZILA, INC.


                                                               CUSIP 989513 20 5
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|                                                                              |
|  This Certifies that                                                         |
|                                                 SPECIMAN                     |
|                                                                              |
| is the record holder of                                                      |
|                                                                              |
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    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

-----------------------------------ZILA, INC.-----------------------------------
                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
       SPECIMAN                                             SPECIMAN
   Janice L. Backus             ---------------           Joseph Hines
-----------------------------   |  ZILA, INC. |   ------------------------------
      SECRETARY                 |  CORPORATE  |             PRESIDENT
                                |     SEAL    |
                                |     1998    |
                                |   DELAWARE  |
                                ---------------

(C) SECURITY-COLUMBIAN    UNITED STATES BANKNOTE COMPANY    1960

COUNTERSIGNED AND REGISTERED:
 AMERICAN SECURITIES TRANSFER & TRUST, INC.
          P.O. Box 1596
      Denver, Colorado 80201
   TRANSFER AGENT AND REGISTRAR


BY
        AUTHORIZED SIGNATURE
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common
  TEN ENT -- as tenants by the entireties
  JT TEN  -- as joint tenants with right of
             survivorship and not as tenants
             in common

                      UNIF GIFT MIN ACT -- _______________ Custodian____________
                                                     (Cust)             (Minor)
                                                   under Uniform Gifts to Minors
                                                   Act ______________________
                      UNIF TRF MIN ACT -- _______ Custodian (until age ________)
                                           (Cust)
                                           ______________under Uniform Transfers
                                               (Minor)
                                           to Minors Act _______________________
                                                                (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________

                                         X _____________________________________


                                         X _____________________________________
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.



Signature(s) Guaranteed


By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.